                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                             J & J Snack Foods Corp.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                         J & J Snack Foods Corp. [LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               February 8, 2001


TO OUR SHAREHOLDERS:


     The Annual Meeting of Shareholders of J & J SNACK FOODS CORP. will be held on Thursday, February 8, 2001 at 10:00 A.M., E.S.T., at The Cherry Hill Hilton, Route 70 and Cuthbert Road, Cherry Hill, New Jersey 08034 for the following purposes:


       1. To elect two directors; and


       2. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.


     The Board of Directors has fixed December 4, 2000 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.


     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                            By Order of the Board of Directors,
                                                               DENNIS G. MOORE,

                                                                      Secretary


December 20, 2000

                         J & J Snack Foods Corp. [LOGO]

                             6000 Central Highway
                         Pennsauken, New Jersey 08109

                               ----------------
                                PROXY STATEMENT
                               ----------------
     The enclosed proxy is solicited by and on behalf of J & J Snack Foods Corp. ("J & J") for use at the Annual Meeting of Shareholders to be held on Thursday, February 8, 2001 at 10:00 A.M., E.S.T., at The Cherry Hill Hilton, Route 70 and Cuthbert Road, Cherry Hill, New Jersey 08034 and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to shareholders is December 20, 2000. Sending a signed proxy will not affect the shareholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. The grant of a later proxy revokes this proxy. The presence at the meeting of a shareholder who has given a proxy does not revoke the proxy unless the shareholder files written notice of the revocation with the secretary of the meeting prior to the voting of proxy or votes the shares subject to the proxy by written ballot.

     The expense of the proxy solicitation will be borne by J & J. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by directors, officers or employees of J & J without additional compensation. J & J is required to pay the reasonable expenses incurred by record holders of the common stock, no par value per share, of J & J (the "Common Stock") who are brokers, dealers, banks or voting trustees, or other nominees, for mailing proxy material and annual shareholder reports to any beneficial owners of Common Stock they hold of record, upon request of such record holders.

     A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock for the election of the nominees for director.


     The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which J & J does not know about a reasonable time before the proxy solicitation, and are presented at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; and (iv) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.


     J & J had 8,414,793 shares of Common Stock outstanding at the close of business on December 4,2000 the record date. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on a particular matter constitutes a quorum for the purpose of considering such matter. Each share of Common Stock is entitled to one vote on each matter which may be brought before the Meeting. The election of directors will be determined by a plurality vote and the nominee receiving the most "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares cast on the proposal. An abstention, withholding of authority to vote for or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote. Shareholders do not have approval or dissenter rights with respect to election of Directors.


                             ELECTION OF DIRECTORS
             INFORMATION CONCERNING NOMINEE FOR ELECTION TO BOARD


     Two (2) directors are expected to be elected at the Annual Meeting to serve on the Board of Directors of J & J until the expiration of their terms as indicated below and until their successors are elected and have qualified.


     The following table sets forth information concerning J & J's nominees for election to the Board of Directors. If the nominees become unable or for good cause will not serve, the persons named in the enclosed form of proxy will vote in accordance with their best judgment for the election of such substitute nominee as shall be designated by the Board of Directors. The Board of Directors of J & J expects the nominees to be willing and able to serve.



                                                                                         Year of
                                                                                      Expiration of
       Name           Age                          Position                          Term as Director
------------------   -----   ----------------------------------------------------   -----------------
Robert M. Radano     51      Senior Vice President, Chief Operating Officer and           2005
                              Director
Peter G. Stanley     58      Director                                                     2005

                       INFORMATION CONCERNING CONTINUING
                       DIRECTORS AND EXECUTIVE OFFICERS



                                                                                                   Year of
                                                                                                Expiration of
        Name            Age                              Position                              Term as Director
--------------------   -----   ------------------------------------------------------------   -----------------
Stephen N. Frankel     59      Director                                                             2003
Leonard M. Lodish      57      Director                                                             2004
Dennis G. Moore        45      Senior Vice President, Chief Financial Officer, Secretary,           2002
                                Treasurer and Director
Gerald B. Shreiber     59      Chairman, Chief Executive Officer, President and                     2005
                                Director
Daniel Fachner         40      President, The ICEE Company                                            --

     Gerald B. Shreiber is the founder of J & J and has served as its Chairman of the Board, President, and Chief Executive Officer since its inception in 1971.


     Stephen N. Frankel became a director in 1983. Since 1976 he has been the President and sole shareholder of Stephen N. Frankel Realtor, Inc. which is engaged in commercial and industrial real estate in the South Jersey area.


     Leonard M. Lodish became a director in 1992. He is Samuel R. Harrell Professor in the Marketing Department of The Wharton School at the University of Pennsylvania where he has been a professor since 1968. He is a Director of Franklin Electronic Publishing, Inc.(maker of portable electronic reference works) and Information Resources, Inc. (marketing data and marketing research).



     Dennis G. Moore joined J & J in 1984, and has served in various capacities since that time. He was named Chief Financial Officer in 1992 and was elected to the Board of Directors in 1995.

     Robert M. Radano joined the Company in 1972 and in May 1996 was named Chief Operating Officer of the Company. Prior to becoming Chief Operating Officer, he was Senior Vice President, Sales responsible for national foodservice sales of J & J. He was elected to the Board of Directors in 1996.

     Peter G. Stanley became a director in 1983. From September 1995 to September 1996, Mr. Stanley was Executive Vice President of Tri-Arc Financial Services, Inc., a commercial insurance broker. He is currently the Vice President of Emerging Growth Equities, Ltd., an investment banking firm.

     Daniel Fachner has been an employee of The ICEE Company since 1979. Prior to becoming President of The ICEE Company in August 1997, he had various operational responsibilities.


Board of Directors, Committees and Attendance at Meetings

     The Board of Directors held 4 meetings during fiscal 2000. Each director attended at least 75 percent of the meetings of the Board and committees of which he was a member during fiscal 2000.

     The Board of directors has appointed a Compensation Committee consisting of Messrs. Frankel, Lodish and Stanley to fix the compensation of the chief executive officer. The Compensation Committee also administers the Company's Stock Option Plan. The Board of Directors also has appointed an Audit Committee consisting of Messrs. Frankel, Lodish and Stanley to, among other things, review the Company's financial and accounting practices and policies and the scope and results of the Company's annual audit. The Audit Committee also recommends to the Board the selection of the Company's independent public accountants. During fiscal 2000, the Compensation Committee held one meeting and the Audit Committee held two meetings.

     The Board of Directors has not appointed a standing Nominating Committee.


Director Compensation

     Each director of the Company who is not also an employee receives an annual fee of $3,000 and a fee of $1,000 for each meeting of the Board or committee meeting attended, plus reimbursement of expenses incurred in attending meetings. Additionally, pursuant to the terms of the Company's Nonstatutory Stock Option Plan for Non-employee Directors and Chief Executive Officer, each Director is annually granted an option to purchase 3,000 shares of Common Stock and the Chief Executive Officer is granted an option to purchase 25,000 shares of Common Stock at an exercise price equal to the Common Stock's fair market value on May 1 each year which will first be exercisable one year later.

     Each director who is not also an executive officer of the Company is entitled annually to deferred compensation of 500 shares of the Company's common stock under a Deferred Stock Plan. The stock will be issued to the director on the date the director leaves the Board.

                            EXECUTIVE COMPENSATION


Summary Compensation

     The following table sets forth certain information regarding the compensation paid to the Chief Executive Officer and each of the three other most highly compensated executive officers of the Company for services rendered in all capacities for fiscal 2000, 1999 and 1998:


                          Summary Compensation Table




                                                                       Long Term
                                                                      Compensation
                                            Annual Compensation          Awards
                                         -------------------------   -------------       All Other
 Name and Principal Position     Year       Salary        Bonus         Options       Compensation(1)
-----------------------------   ------   -----------   -----------   -------------   ----------------
Gerald B. Shreiber              2000      $510,000      $300,000        25,000            $5,000
 Chairman of the Board,         1999      $450,000      $420,000        25,000            $4,000
 President, Chief Executive     1998      $425,000      $350,000        25,000            $4,000
 Officer and Director
Robert M. Radano                2000      $204,000      $100,000         6,000            $5,000
 Chief Operating Officer,       1999      $197,000      $134,000         4,371            $4,000
 Senior Vice President,         1998      $185,000      $ 75,000         6,349            $3,000
 Sales and Director
Dennis G. Moore                 2000      $238,000      $100,000         7,000            $5,000
 Senior Vice President,         1999      $219,000      $115,000         4,371            $4,000
 Chief Financial Officer        1998      $204,000      $100,000         6,349            $4,000
 and Director
Daniel Fachner                  2000      $224,000      $125,000         6,000            $5,000
 President                      1999      $196,000      $200,000         4,371            $4,000
 The ICEE Company               1998      $174,000      $175,000         6,349            $4,000

----------------
(1) 401(K) Profit Sharing Plan Contribution.

Option Grants

     The following table sets forth certain information concerning stock options granted during fiscal 2000 to the Chief Executive Officer and to each of the three other most highly compensated executive officers of the Company.


                       Option Grants in Last Fiscal Year




                                                                                               Potential Realizable
                                                                                                Values at Assumed
                                                                                              Annual Rates of Stock
                                                                                              Price Appreciation for
                                     Individual Grants                                             Option Term
-------------------------------------------------------------------------------------------  ------------------------
                                                  % of Total
                                                Options Granted
                                  Options        to Employees       Exercise     Expiration
            Name                  Granted       in Fiscal Year       Price          Date          5%          10%
----------------------------  ---------------  ----------------  -------------  -----------  -----------  -----------
Gerald B. Shreiber .........       25,000(1)          12%          $ 15.9375      4/30/10     $251,000     $135,000
Robert M. Radano ...........        6,000(2)           3%          $ 12.75        9/26/10     $ 48,000     $122,000
Dennis G. Moore ............        7,000(2)           3%          $ 12.75        9/26/10     $ 56,000     $142,000
Daniel Fachner .............        6,000(2)           3%          $ 12.75        9/26/10     $ 48,000     $122,000

------------
(1) All options granted are first exercisable on 5/1/01
(2) All options granted are first exercisable on 9/27/03


Option Exercises and Holdings

     The following table summarizes exercises of stock options during fiscal year 2000 by the Chief Executive Officer and highly compensated executives and the number of unexercised options and the value of unexercised options held at the end of fiscal year 2000.


                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values




                                                                                            Value of Unexercised
                                                                  Number of Unexercised     In-the-Money Options
                                   Shares                          Options at FY-End(#)         at FY-End($)
                                 Acquired on         Value             Exercisable/             Exercisable/
            Name                Exercise (#)     Realized ($)         Unexercisable            Unexercisable
----------------------------   --------------   --------------   -----------------------   ---------------------
Gerald B. Shreiber .........          -0-          $    -0-          225,000/25,000            $   178,000/$0
Robert M. Radano ...........       12,000          $101,000           12,000/16,720            $15,000/$1,000
Dennis G. Moore ............        9,000          $ 56,000           16,000/17,720            $32,000/$1,000
Daniel Fachner .............        4,000          $ 16,000           13,000/16,720            $27,000/$1,000

Option Repricing

     The following table sets forth information concerning repricings of options held by executive officers of the Company during the last ten completed fiscal years:


                        Ten-Year Option/SAR Repricings



                                                                                                          Length of
                                        Number of                                                          Original
                                       Securities       Market Price        Exercise                     Option Term
                                       Underlying       of Stock at         Price at                     Remaining at
                                      Options/SARs        Time of           Time of           New          Date of
                                      Repricing or      Repricing or      Repricing or      Exercise     Repriced or
          Name              Date       Amended (#)     Amendment ($)     Amendment ($)     Price ($)      Amendment
-----------------------   --------   --------------   ---------------   ---------------   -----------   -------------
Robert M. Radano          8/l/96         6,000*           $ 9.75            $ 12.375        $ 9.75        58 months
Senior Vice President,
Chief Operating
Officer
Dennis G. Moore           8/l/96         6,000*           $ 9.75            $ 12.375        $ 9.75        58 months
Senior V.P., Chief
Financial Officer,
Secretary/Treasurer
Daniel Fachner            8/l/96         5,000*           $ 9.75            $ 12.375        $ 9.75        58 months
President,
ICEE-USA Corp.


------------
* Effective August 1, 1996, above referenced options to purchase shares of Common Stock at an exercise price of $12.375 per share, granted on May 24, 1996, were canceled and replaced by options to purchase shares at an exercise price of $9.75 per share.


401(k) Profit Sharing Plan

     J & J maintains a 401(K) Profit Sharing Plan for the benefit of eligible employees. J & J's contribution is based upon the individual employee's contribution. During the fiscal year ended September 30, 2000 contributions in the amount of $819,000 were made to the 401(K) Profit Sharing Plan.


Compensation Committee Report

     The Compensation Committee of the Board of Directors is composed of directors who are not employees of J & J and is responsible for developing and making recommendations to the Board with respect to J & J's executive compensation programs. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer. The Compensation Committee neither reviews nor approves the decisions of the Chief Executive Officer with respect to the compensation of the other executive officers.

     J & J's compensation is comprised of base salary, bonus, long term incentive compensation in the form of stock options, and various benefits generally available to all full-time employees of the Company, including participation in group medical and life insurance plans and the 401(K) Profit Sharing Plan.


Base Salary

     Base salary levels for J & J's executive officers are competitively set relative to companies in the food industry. In obtaining competitive information, the Company informally reviews newspaper and trade journal reports and information gathered from discussion with others in the industry. No formal survey is undertaken.

Bonuses

     Annual performance standards for each executive officer's area of responsibility are established by the Chief Executive Officer for other executive officers. In some cases, bonuses are linked primarily to achieving increases from the prior year's sales and/or earnings. In other cases, bonuses reflect a more subjective view of an individual's performance.

     The bonus for Mr. Shreiber was not linked to any specific formula. The Compensation Committee considers both the long term aspect of the Company's performance and year to year results. Among the items considered by the Committee were J & J's Sales, Operating Income, Operating Income as a percent of sales, Net Earnings, Earnings Per Share, Return on Equity and Stock Price. These items were reviewed for the previous year and for a five year period. The Committee reviewed and considered published reports about the compensation levels of the 100 largest public companies in the Delaware Valley. The Committee also considers matters which are likely to have a long term impact on the Company but may not be reflected on the annual financial statements.

     The above factors were considered subjectively without specific weight to any item.


Stock Options

     The Company uses the Stock Option Plan as its long-term incentive plan for executive officers and key employees. The objectives of this Plan are to align the long term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long term equity interest in J & J. Options given to the Chief Executive Officer are fixed according to a Nonstatutory Plan. Options given to other executive officers are recommended by the Chief Executive Officer and approved by the Compensation Committee. On May 1, 2000 and on September 27, 2000,options were awarded to various employees at the then price of $15.9375 and $12.75,respectively.


                            COMPENSATION COMMITTEE
                              STEPHEN N. FRANKEL
                               LEONARD M. LODISH
                                PETER G. STANLEY

                            STOCK PERFORMANCE GRAPH

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                         AMONG J & J SNACK FOODS CORP.

         THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE S & P FOODS INDEX



    400  -------------------------------------------------------------------
        |                                                             &     |
    350 |-------------------------------------------------------------------|
        |                                                                   |
    300 |-------------------------------------------------------------------|
        |                                                 *                 |
    250 |-------------------------------------------------------------------|
        |                                                                   |
    200 |-------------------------------------------------------------------|
        |                          &*         #&*         #&          *     |
    150 |-------------------------------------------------------------------|
        |                &*         #                                 #     |
    100 |-----#*&-----------------------------------------------------------|
        |                 #                                                 |
     50 |-------------------------------------------------------------------|
        |                                                                   |
      0 |-------------------------------------------------------------------|
        |                                                                   |
         -------------------------------------------------------------------
               |          |         |          |           |          |
             9/95       9/96       9/97       9/98       9/98       9/00


         -------------------------------------------------------------------
        |                                                                   |
        | #  J & J SNACK FOODS CORP.     *  THE NASDAQ STOCK MARKET (U.S.)  |
        |                       &   S & P FOODS INDEX                       |
         -------------------------------------------------------------------




* $100 INVESTED ON 9/30/95 IN STOCK OR INDEX -
INCLUDING REINVESTMENT OF DIVIDENDS
FISCAL YEAR ENDING SEPTEMBER 30.

                              SECURITY OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of December 1, 2000 concerning (i) each person or group known to J & J to be the beneficial owner of more than 5% of Common Stock, (ii) each director and nominee for director of the Company, (iii) each of the Company's four most highly compensated executive officers for the 2000 fiscal year, and (iv) the beneficial ownership of Common Stock by J & J's directors and all executive officers as a group. Except as otherwise noted, each beneficial owner of the Common Stock listed below has sole investment and voting power.



                                                          Shares
                Name and Address                          Owned            Percent
               of Beneficial Owner                   Beneficially (1)      of Class
------------------------------------------------   --------------------   ---------
Directors, Nominees and Named Executive Officers
Gerald B. Shreiber .............................       2,477,536(2)           29%
 6000 Central Highway
 Pennsauken, NJ 08109
Stephen N. Frankel .............................          79,730(3)(4)         *
Leonard M. Lodish ..............................          34,500(5)            *
Dennis G. Moore ................................          41,468(6)            *
Robert M. Radano ...............................          57,365(7)            *
Peter G. Stanley ...............................          61,661(3)(8)         *
Daniel Fachner .................................          18,365(9)            *
All executive officers and
 directors as a group (7 persons) ..............       2,770,625(10)          32%
Five percent Shareholders
David L. Babson & Company ......................         427,500               5%
 1 Memorial Drive
 Cambridge, MS 02142
Dimensional Fund Advisors ......................         751,700               9%
 1299 Ocean Avenue
 Santa Monica, CA 90041
EQSF Advisers, Inc. ............................         461,200               5%
 767 Third Avenue
 New York, NY 10017
Fleming Capital Management .....................         547,215               7%
 320 Park Avenue
 New York, NY 10022
Systematic Financial Management ................         790,127               9%
 2 Executive Drive
 Fort Lee, NJ 07024

------------
 * Less than 1%
 (1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, include securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of Record Date. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.
 (2) Includes 225,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Shreiber and exercisable within 60 days from the date of this Proxy Statement, 68,949 shares held for the benefit of Mr. Shreiber in J & J's 401(k) Plan and 50,000 shares owned by a charitable foundation in which Mr. Shreiber has the right to vote and dispose of the shares.
 (3) Includes 27,000 shares of Common Stock issuable upon the exercise of options and exercisable within 60 days from the date of this Proxy Statement and 2,000 shares issuable under the Deferred Stock Plan.
 (4) Includes 160 shares owned as trustee for children, and 500 shares owned by Mr. Frankel's spouse.
 (5) Includes 31,000 shares of Common Stock issuable upon the exercise of options granted to Dr. Lodish and exercisable within 60 days from the date of this Proxy Statement and 2,000 shares issuable under the Deferred Stock Plan.
 (6) Includes 16,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Moore and exercisable within 60 days from the date of this Proxy Statement and 1751 shares held for the benefit of Mr. Moore in the Company's 401(k) Plan and 1,499 shares in the Company's Stock Purchase Plan.
 (7) Includes 12,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Radano and exercisable within 60 days from the date of this Proxy Statement and 1,499 shares in the Company's Stock Purchase Plan.
 (8) Includes 13,000 shares owned jointly with Mr. Stanley's spouse with shared voting and investment power.
 (9) Includes 13,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Fachner and exercisable within 60 days from the date of this Proxy Statement and 735 shares held for the benefit of Mr. Fachner in the Company's 401(k) Plan and 630 shares in the Company's Stock Purchase Plan.
(10) Includes 351,000 shares of Common Stock issuable upon the exercise of options granted to executive officers and directors of J & J and exercisable within 60 days from the date of this Proxy Statement and 6,000 issuable under the Deferred Stock Plan.


                             SHAREHOLDER PROPOSALS


     Pursuant to recent amendments to the proxy rules under the Securities Exchange Act, the Company's shareholders are notified that the deadline for providing the Company timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's 2002 Annual Meeting of Shareholders (the "Meeting") will be October 8, 2001. As to all such matters which the Company does not have notice on or prior to October 8, 2001, discretionary authority shall be granted to the persons designated in the Company's proxy related to the 2002 Meeting to vote on such proposal. This change in procedure does not affect the Rule 14a- 8 requirements applicable to inclusion of shareholder proposals in the Company's proxy materials related to the 2001 Meeting. A shareholder proposal regarding the 2002 Meeting must be submitted to the Company at its office located at 6000 Central Highway, Pennsauken, New Jersey 08109, by August 18, 2001 to receive consideration for inclusion in the Company's 2001 proxy materials. Any such proposal must also comply with the proxy rules under the Securities Exchange Act, including Rule 14a-8.

                     COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 2000.


                            AUDIT COMMITTEE REPORT

     In November, 2000 the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with its independent auditors, Grant Thornton LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence discussion with Audit Committees", the Audit Committee has discussed with and received the required written disclosures and confirming letter from Grant Thornton LLP regarding its independence and has discussed with Grant Thornton LLP its independence. Based upon the review and discussions referred to above, the Audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-K for the year ended September 30, 2000.

     This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement except to the extent that the Company specifically requests that the report be specifically incorporated by reference.

     The Audit Committee of the Board of Directors has selected Grant Thornton LLP to be employed as J & J's independent certified public accountants to make the annual audit and to report on, as may be required, the consolidated financial statements which may be filed by J & J with the Securities and Exchange Commission during the ensuing year.

     A representative of Grant Thornton LLP is expected to be present at the Annual Meeting of Shareholders and to have the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

     The Board of Directors has adopted a written Charter of the Audit Committee, a copy of that Charter is attached as an appendix to this Proxy Statement. All members of the Audit Committee are independent as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.


                                AUDIT COMMITTEE

                               PETER G. STANLEY
                              STEPHEN N. FRANKEL
                               LEONARD M. LODISH

                                 OTHER MATTERS

     The Company is not presently aware of any matters (other than procedural matters) which will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Company does not know, a reasonable time before the proxy solicitation, are to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.


                  ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

     This Proxy Statement is accompanied by the Company's Annual Report to Shareholders for fiscal 2000.

     EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF J & J'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED SEPTEMBER 30, 2000, WITHOUT CHARGE, BY SENDING A WRITTEN REQUEST TO J & J SNACK FOODS CORP., 6000 CENTRAL HIGHWAY, PENNSAUKEN, NEW JERSEY 08109, ATTENTION: DENNIS G. MOORE.


                                            By Order of the Board of Directors,
                                                     DENNIS G. MOORE, Secretary

                            AUDIT COMMITTEE CHARTER


Composition

     There shall be a committee of the board of directors (the "Board") to be known as the audit committee which, no later than June 14, 2001, shall have at least three (3) members, comprised solely of independent directors, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, subject to the exception in Rule 4310(c)(26)(B)(ii) of the NASD listing standards.

     Each member of the audit committee shall be able to read and understand fundamental financial statements, including the company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. In addition, at least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The Board shall elect or appoint a chairman of the audit committee who will have authority to act on behalf of the audit committee between meetings.


Responsibilities

     The responsibilities of the audit committee are as follows:

   o Ensure its receipt from the outside auditor of formal written statement, delineating all relationships between the outside auditor and the company consistent with the Independence Standards Board Standard 1.

   o Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

   o In view of the outside auditor's ultimate accountability to the Board and the audit committee, as representatives of the shareholders, the audit committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

   o Review with the outside auditor, the company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

   o Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

   o Review the financial statements contained in th annual report to shareholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

   o Meet with the internal auditor (if any), outside auditor or the management privately to discuss any matters that the audit committee, the internal auditor (if any), the outside auditor or the management believe should be discussed privately with the audit committee.

   o Review and reassess the adequacy of the committee's charter annually.

   o Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.


Limitations

     The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                            J & J SNACK FOODS CORP.

                                February 8, 2001















                 Please Detach and Mail in the Envelope Provided

A  [X] Please mark your
       votes as in this
       example.




                     FOR all nominees                  WITHHOLD
                     listed at right                   AUTHORITY
                     (except as marked          to vote for all nominees
                     to the contrary)               listed at right.
                           [ ]                           [ ]      Nominees: Robert M. Radano     Receipt of J & J's Annual Report to
1. & 2.                                                                     Peter G. Stanley     Shareholders and the Notice of the
Election of                                                                                      Meeting and Proxy Statement dated
Directors                                                                                        December 20, 2000 is hereby
                                                                                                 acknowledged.

Instruction: To withhold authority to vote for any                                               Please date and sign this proxy and
individual, mark the "FOR" box above and cross                                                   return it promptly in the enclosed
out the name of that nominee in the list at right.                                               postage paid envelope.








Signature_______________________________________ Signature___________________________________________ Dated: _________________, 200_
Note: It would be helpful if you signed your name as it appears hereon, indicating any official position or representative capacity.
      If shares are registered in more than one name, all owners should sign.

                 Please Detach and Mail in the Envelope Provided


                             J & J SNACK FOODS CORP.
                Annual Meeting of Shareholders - February 8, 2001
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints STEVE TAYLOR and HARRY McLAUGHLIN, each of them with full power of substitution, proxy agents to vote all shares which the undersigned is entitled to vote at the Annual Meeting of its Shareholders February 8, 2001, on all matters that properly come before the meeting, subject to any directions indicated on the reverse side. The proxy agents are directed to vote as follows on the proposals described in J & J's Proxy Statement.

   This proxy will be voted as directed. If no directions to the contrary are indicated, the proxy agents intend to vote "FOR" the election of J & J's nominees as directors.

   The proxy agents present and acting at the meeting, in person or by their substitutes (or if only one is present and acting, then that one), may exercise all powers conferred hereby. Discretionary authority is conferred hereby as to certain matters described in J & J's Proxy Statement.

                 "(Continued and to be signed on reverse side)".